UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

RPX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35146	26-2990113
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Market Plaza
Suite 800
San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(866) 779-7641
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Martin E. Roberts as President and Chief Executive Officer

On March 15, 2017, the Board of Directors of RPX Corporation (the “Company”) appointed Martin E. Roberts to serve as the Company’s Chief Executive Officer and President, with such appointment effective on the same day. Mr. Roberts was previously appointed as the Company’s Chief Executive Officer on an interim basis on February 5, 2017.

Mr. Roberts served as General Counsel of the Company from October 2010 until March 2017. Prior to joining the Company in 2010, Mr. Roberts, age 56, served as General Counsel of Linden Research, Inc. where he was responsible for managing the legal department and advising the company’s board and management on legal issues and corporate governance matters. Before joining Linden Research, he was Deputy General Counsel of eBay Inc., where he managed regulatory affairs and legal operations.

Appointment of Magdalena Yesil to the Board of Directors

Also on March 15, 2017, the Board of Directors elected Magdalena Yesil to the Board of Directors as a Class II director until the annual meeting in 2019, effective as of the same day. Ms. Yesil was also designated to serve on the Nominating and Corporate Governance Committee of the Board. The Company is aware of no arrangement or understanding between Ms. Yesil and any other person pursuant to which she was appointed as a director. There are no family relationships between Ms. Yesil and any director or executive officer of the Company. Ms. Yesil has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Ms. Yesil will participate in the compensation program for non-employee directors as described in the Company’s 2016 annual proxy statement filed with the Securities and Exchange Commission on May 27, 2016. Under the terms of those arrangements, Ms. Yesil has received an initial restricted stock unit award with a target value of $175,000 upon her election to the Board.

Appointment of Shelby Bonnie as Chairman of the Board of Directors

Also on March 15, 2017, the Board of Directors appointed Shelby Bonnie as Chairman of the Company’s Board of Directors. Mr. Bonnie has been a director of the Company since January 2011.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated March 20, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RPX Corporation

By:	/s/ MARTIN E. ROBERTS
Martin E. Roberts
Chief Executive Officer

Date: March 20, 2017

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated March 20, 2017